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                                                                    EXHIBIT 32.2

                           CERTIFICATION OF PRESIDENT
     PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350

      In connection with the Annual Report on Form 10-K/A, Amendment No. 1 of The Meridian Resource Corporation (the "Company") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Michael J. Mayell, President of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.  The Form 10-K/A, Amendment No. 1 fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Form 10-K/A, Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2006

                                        /s/ Michael J. Mayell
                                        ----------------------------------------
                                        Michael J. Mayell
                                        President